UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2022

Chenghe Acquisition Co.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41366	98-1598077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Beach Road #29-11
South Beach Tower
Singapore

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+65) 9851 8611

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	CHEA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHEAW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2022, Chenghe Acquisition Co. (the “Company”) consummated its initial public offering (“IPO”) of 11,500,000 units (the “Units”), including the issuance of 1,500,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-264061) for the IPO, initially filed with the U.S. Securities and Exchange Commission on April 1, 2022, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated April 27, 2022, by and between the Company, and Morgan Stanley & Co. LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated April 27, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated April 27, 2022 (the “Letter Agreement”), by and among the Company, its executive officers, its directors, its advisory board members and the Company’s sponsor, Chenghe Investment Co. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated April 27, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration and Shareholder Rights Agreement, dated April 27, 2022, by and among the Company, the Sponsor and the Holders signatories thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated April 27, 2022, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated April 27, 2022, by and between the Company and the Sponsor (the “Administrative Services Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

Indemnity Agreements, each dated April 27, 2022, by and between the Company and each of its directors, its executive officers and its advisory board members (each, an “Indemnity Agreement”). A copy of each Indemnity Agreement is attached as an exhibit hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 7,750,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,750,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2022, in connection with the IPO, Kwan Sun, Robert Ewing and Ning Ma were appointed to the board of directors of the Company (the “Board”). Effective April 27, 2022, Kwan Sun, Robert Ewing and Ning Ma were appointed to each of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee with Ning Ma serving as chair of each of the three committees.

Following the appointment of Kwan Sun, Robert Ewing and Ning Ma, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consisting of Kwan Sun, will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consisting of Robert Ewing and Ning Ma, will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consisting of Richard Qi Li and Shibin Wang, will expire at the Company’s third annual meeting of shareholders.

On April 27, 2022, each of the members of the Board, the executive officers of the Company and the members of advisory board of the Company entered into the Letter Agreement as well as an Indemnity Agreement with the Company.

Prior to the IPO, on June 20, 2021, December 28, 2021 and March 29, 2022, the Sponsor surrendered 4,312,500 Class B ordinary shares, par value $0.0001 per share (the “founder shares”) to the Company for cancellation for no consideration. On March 30, 2022, our sponsor transferred an aggregate of 177,439 founder shares to the independent directors of the Company, resulting in our sponsor holding 2,697,561 founder shares.

Other than the foregoing, none of Kwan Sun, Robert Ewing and Ning Ma is a party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2022, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $118,450,000, comprised of $112,700,000 of the proceeds from the IPO (which amount includes $4,025,000 of the underwriters’ deferred discount) and $5,750,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 15 months from the closing of the IPO or such later period extended in accordance with the Amended Charter (the “Business Combination Period”), subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within the Business Combination Period or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On April 27, 2022 (Eastern Time), the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 2, 2022 (Eastern Time), the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 27, 2022, by and between the Company, Morgan Stanley & Co. LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated April 27, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated April 27, 2022, by and among the Company, its executive officers, its directors, its advisory board members and Chenghe Investment Co.

10.2	Investment Management Trust Agreement, dated April 27, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Shareholder Rights Agreement, dated April 27, 2022, by and among the Company, Chenghe Investment Co. and the Holders signatories thereto.

10.4	Private Placement Warrants Purchase Agreement, dated April 27, 2022 by and between the Company and Chenghe Investment Co.

10.5	Administrative Services Agreement, dated April 27, 2022, by and between the Company and Chenghe Investment Co.

10.6	Indemnity Agreement, dated April 27, 2022, by and between the Company and Shibin Wang.

10.7	Indemnity Agreement, dated April 27, 2022, by and between the Company and Qi Li.

10.8	Indemnity Agreement, dated April 27, 2022, by and between the Company and Zhiyang Zhou.

10.9	Indemnity Agreement, dated April 27, 2022, by and between the Company and Kenneth Hitchner.

10.10	Indemnity Agreement, dated April 27, 2022, by and between the Company and Kwan Sun.

10.11	Indemnity Agreement, dated April 27, 2022, by and between the Company and Robert Ewing.

10.12	Indemnity Agreement, dated April 27, 2022, by and between the Company and Ning Ma.

10.13	Indemnity Agreement, dated April 27, 2022, by and between the Company and Zhiwei Liu.

99.1	Press Release, dated April 28, 2022 (Singapore Time)/April 27, 2022 (Eastern Time).

99.2	Press Release, dated May 3, 2022 (Singapore Time)/May 2, 2022 (Eastern Time)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition Co.

	By:	/s/ Shibin Wang
Name: Shibin Wang
Title: Chief Executive Officer and Director

Dated: May 2, 2022